                                                                    EXHIBIT 99.3


                             LETTER OF TRANSMITTAL

                       Offer For Any and All Outstanding
                 10 1/8% Senior Subordinated Notes Due 2008 of
                               IMPAC Group, Inc.
                                in Exchange for
            10 1/8% Senior Subordinated Notes Due 2008, Series B of
                               IMPAC Group, Inc.
          Which Have Been Registered Under The Securities Act Of 1933
             Pursuant to the Prospectus dated ______________, 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________________, 1998, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.


                 The Exchange Agent For The Exchange Offer Is:

                      State Street Bank And Trust Company

    By Hand Or Overnight Delivery:             Facsimile Transmissions:            By Registered Or Certified Mail:
                                             (Eligible Institutions Only)
 State Street Bank and Trust Company                (617) 664-5290               State Street Bank and Trust Company
       Two International Place                  To Confirm by Telephone                Two International Place
Corporate Trust Department, 4th Floor          or for Information Call:              Corporate Trust Department,
          Boston, Ma 02110                          (617) 664-5587                            4th Floor
      Attention:  Kellie Mullen                                                            Boston, MA 02110
        re:  IMPAC Group, Inc.                                                        Attention:  Kellie Mullen
                                                                                        re:  IMPAC Group, Inc.


                The Information Agent For The Exchange Offer Is:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                           New York, New York  10010
                  Telephone:  (212) 929-5500 or (800) 322-2885

     Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     The undersigned acknowledges that he or she has received the Prospectus, dated __________ __, 1998( as the same may be amended or supplemented from time to time, the "Prospectus"), of IMPAC Group, Inc., a Delaware corporation ("IMPAC") and this Letter of Transmittal, which together constitute IMPAC's offer (the "Exchange Offer") to exchange up to $100,000,000 in aggregate principal amount of IMPAC's 10 1/8% Senior Subordinated Notes due 2008, Series B, which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Exchange Securities") of IMPAC for a like principal amount of the issued and outstanding 10 1/8% Senior Subordinated Notes due 2008 of IMPAC (the "Existing Securities") from the holders thereof.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     Either this Letter of Transmittal or an Agent's Message (as defined on page 3 of this Letter of Transmittal) is to be completed by holders of Existing Securities either if Existing Securities are to be forwarded herewith or if tenders of Existing Securities are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at the Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "Exchange Offer--Procedures for Tendering Existing Notes" and "Description of Notes--Book-Entry, Delivery and Form" in the Prospectus and in this Letter of Transmittal.

     Holders of Existing Securities whose certificates (the "Certificates") for such existing securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing Securities according to the guaranteed delivery procedures set forth in "Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.


DESCRIPTION OF EXISTING SECURITIES                   1                 2                     3
-------------------------------------------------------------------------------------------------------
                                                                   Aggregate         Principal Amount
                                                                   Principal           of Existing
                                                                   Amount of            Securities
    Name(s) and Address(es) of Registered       Certificate         Existing             Tendered
   Holder(s):  (Please fill in, if blank)        Number(s)*        Securities      (if less than all)**
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                                     Total
-------------------------------------------------------------------------------------------------------

 * Need not be completed if Existing Securities are being tendered by book-entry holders.
** Existing securities may be tendered in whole or in part in denominations of $1,000 and integral multiples of $1,000 in excess thereof. See Instruction
    4. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Existing Securities represented by the Existing Securities indicated in Column 2. See Instruction 4.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED EXISTING SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                  -------------------------------------------
     Account Number
                   ----------------------------------------------------------
     Transaction Code Number
                            -------------------------------------------------

     By crediting the Existing Securities to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Message") to the Exchange Agent in which the holder of the Existing Securities acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Existing Securities all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[_]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED EXISTING SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name of Registered Holder(s)
                                 ---------------------------------------------
     Window Ticket Number (if any)
                                  --------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
                                                       -----------------------
     Name of Institution which Guaranteed Delivery
                                                  ----------------------------
         If Guaranteed Delivery is to be made By Book-Entry Transfer:
                                                                     ---------
     Name of Tendering Institution
                                  --------------------------------------------
     Account Number
                   -----------------------------------------------------------
     Transaction Code Number
                            --------------------------------------------------

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NONEXCHANGED EXISTING SECURITIES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE EXISTING SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to IMPAC the above described aggregate principal amount of IMPAC's 10 1/8% Senior Subordinated Notes due 2008 (the "Existing Securities") in exchange for a like aggregate principal amount of IMPAC's 10 1/8% Senior Subordinated Notes due 2008, Series B (the "Exchange Securities") which have been registered under the securities act upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of IMPAC all right, title and interest in and to such Existing Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of IMPAC in connection with the Exchange Offer) with respect to the tendered Existing Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Existing Securities to IMPAC together with all accompanying evidences of transfer and authenticity to, or upon the order of, IMPAC, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Securities to be issued in exchange for such Existing Securities, (ii) present certificates for such Existing Securities for transfer, and to transfer the Existing Securities on the books of IMPAC, and (iii) receive for the account of IMPAC all benefits and otherwise exercise all rights of beneficial ownership of such Existing Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE EXISTING SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, IMPAC WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE EXISTING SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY IMPAC OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE EXISTING SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT DATED AS OF MARCH 12, 1998, AMONG IMPAC, AGI INCORPORATED, KLEARFOLD, INC., KF-DELAWARE, INC., KF-INTERNATIONAL, INC., AND THE INITIAL PURCHASERS OF THE EXISTING SECURITIES (THE "REGISTRATION RIGHTS AGREEMENT"). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Existing Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Existing Securities. The Certificate number(s) and the Existing Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Existing Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Existing Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Existing Securities will be returned (or, in the case of Existing Securities tendered by book-entry transfer, such Existing Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Existing Securities pursuant to any one of the procedures described in "Exchange Offer--Procedures for Tendering Existing Notes" and "Description of Notes--Book-Entry, Delivery and Form" in the Prospectus and in the instruction attached hereto will, upon IMPAC's acceptance for exchange of such tendered Existing Securities, constitute a binding agreement between the undersigned and IMPAC upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, IMPAC may not be required to accept for exchange any of the Existing Securities tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Existing Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Securities, that such Existing Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Existing Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Existing Securities to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING EXISTING SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF IMPAC, (II) ANY EXCHANGE SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER. BY TENDERING EXISTING SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF EXISTING SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH EXISTING SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH EXISTING SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE SECURITIES (PROVIDED

THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER MAY NOT BE DEEMED TO BE AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT). IMPAC HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF EXCHANGE SECURITIES RECEIVED IN EXCHANGE FOR EXISTING SECURITIES, WHERE SUCH EXISTING SECURITIES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXCHANGE OFFER REGISTRATION STATEMENT IS DECLARED EFFECTIVE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHO ACQUIRED EXISTING SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH EXISTING SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM IMPAC OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT REQUIRES THE MAKING OF ANY ADDITIONS TO OR CHANGES IN THE PROSPECTUS IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE SECURITIES PURSUANT TO THE PROSPECTUS UNTIL IMPAC HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR IMPAC HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF IMPAC GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE EXCHANGE SECURITIES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE SECURITIES OR TO AND INCLUDING THE DATE ON WHICH IMPAC HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Existing Securities whose Existing Securities are accepted for exchange will not receive accrued interest on such Existing Securities for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Existing Securities prior to the original issue date of the Exchange Securities or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Existing Securities, and the undersigned waives the right to receive any interest on such Existing Securities accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for, from and after March 12, 1998.

     The undersigned will, upon request, execute and deliver any additional documents deemed by IMPAC to be necessary or desirable to complete the sale, assignment and transfer of the Existing Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING SECURITIES AS SET FORTH IN SUCH BOX.


                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 17)
     (NOTE:  SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)


     Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Existing Securities hereby tendered or on the register of holders maintained by IMPAC, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by IMPAC or the Trustee for the Existing Securities to comply with the restrictions on transfer applicable to the Existing Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))


Date:              , 1998
     --------------
Name(s)
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                        (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------
Address
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                      (INCLUDE ZIP CODE)

Area Code Telephone Number
                           -----------------------------------------------------

               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                          (SEE INSTRUCTIONS 2 AND 5)


--------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURE)

Date:                , 1998
     ----------------
Name of Firm
             -------------------------------------------------------------------
        Capacity (full title)
                             ---------------------------------------------------
                                                (PLEASE PRINT)

Address
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               -------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


To be completed ONLY if the Exchange Securities or Existing Securities not tendered are to be issued in the name of someone other than the registered holder of the Existing Securities whose name(s) appear(s) above.

Issue

[_]  Existing Securities not tendered to:

[_]  Exchange Securities, to:

Name(s)
        ------------------------------------------------------------------------
Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


To be completed ONLY if Exchange Securities or Existing Securities not tendered are to be sent to someone other than the registered-holder of the Existing Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[_]     Existing Securities not tendered to:
[_]     Exchange Securities, to:

Name(s)
      -------------------------------------------------------------------------
Address
       ------------------------------------------------------------------------
                                (INCLUDE CODE)


Area Code and
Telephone Number
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

     INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

          (A) If the holder is tendering Certificates, such holder must deliver
(i) the certificate(s) representing the Existing Securities tendered, (ii) a properly completed and duly executed copy of this Letter of Transmittal and
(iii) any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date.

          (B) If the holder is tendering Existing Securities by book-entry transfer, such holder must (i) utilize DTC's ATOP system to tender such holder's Existing Securities, to an account established at DTC by the Exchange Agent,
(ii) make the Agent's Message and cause a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") to be issued to the Exchange Agent or deliver a properly completed and duly executed copy of this Letter of Transmittal and (iii) deliver any other documents required by this Letter of Transmittal, all of which must be received by the Exchange Agent at its DTC account or address set forth herein prior to the Expiration Date.

          The method of delivery of certificates for Existing Securities and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. In no event should any Existing Securities or documentation be sent to IMPAC. Neither IMPAC nor the registrar is under any obligation to notify any tendering holder of IMPAC's acceptance of tendered Existing Securities prior to the Expiration Date.

     This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "Exchange Offer-- Procedures for Tendering Existing Notes" and "Description of Notes--Book-Entry, Delivery and Form" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Existing Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal (or electronic acknowledgment and agreement thereto in the case of exchanges made through DTC's ATOP system), must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Existing Securities may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that, if any Existing Securities are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or an integral multiple of $1,000 in excess thereof.

     Holders who wish to tender their Existing Securities and (i) whose Existing Securities are not immediately available or (ii) who cannot deliver their Existing Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Existing Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof) or a properly transmitted Agent's Message, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Existing Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES. SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO EXISTING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO IMPAC.

     IMPAC will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by IMPAC as the owner of the Existing Securities) of Existing Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

     (ii) such Existing Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signatures on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Existing Securities" is inadequate, the Certificate number(s) and/or the principal amount of Existing Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Existing Securities will be accepted only in the principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if any Existing Securities are tendered for exchange in part, the untendered principal amount thereof must be $1,000 or an integral multiple of $1,000 in excess thereof. If less than all the Existing Securities evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Existing Securities which are to be tendered in the box entitled "Principal Amount of Existing

Securities Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Existing Securities that were evidenced by your old Certificate(s) will only be sent to the holder of the Existing Security, promptly after the Expiration Date. All Existing Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Existing Securities may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the business day prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus no later than 5:00 p.m. of the business day prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Securities to be withdrawn (the "Depositor") the name in which the Existing Securities are registered (or, if tendered by book-entry transfer, the name of the participant in DTC whose name appears on a security participant listing as the owner of such Existing Securities) if different from that of the Depositor, (ii) identify the Existing Securities to be withdrawn (including the certificate number or numbers of the certificate or certificates representing such Existing Securities and the aggregate principal amount of such Existing Securities), (iii) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to permit the Transfer Agent of such Existing Securities to register the transfer of such Existing Securities into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Securities are to be registered, if different from the Depositor. If Existing Securities have been tendered pursuant to the procedures for book-entry, transfer set forth in the Prospectus under "Exchange Offer--Procedures for Tendering Existing Notes" and "Description of Notes--Book-Entry, Delivery and Form," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Existing Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Existing Securities may not be rescinded. Existing Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering Existing Notes" and "Description of Notes--Book-Entry, Delivery and Form."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by IMPAC, in its sole discretion, whose determination shall be final and binding on all parties. None of IMPAC, any affiliates or assigns of IMPAC, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Existing Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Existing Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Existing Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Securities are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary, or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory, to IMPAC, in its sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Existing Securities listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing Securities listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as IMPAC or the Trustee for the Existing Securities may require in accordance with the restrictions on transfer applicable to the Existing Securities. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Existing Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. IMPAC will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Existing Securities, which determination shall be final and binding on all parties. IMPAC reserves the absolute right to reject any and all tenders that it determines are not in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to IMPAC, be unlawful. IMPAC also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "Exchange Offer--Certain Conditions to the Exchange Offer" and "Description of Notes--Book-Entry, Delivery and Form" or any conditions or irregularity in any tender of Existing Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. IMPAC's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Existing Securities, will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither IMPAC, any affiliates or assigns of IMPAC, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Information Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Existing Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Existing Securities exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts, withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Existing Securities or of the last transferal appearing, on the transfers attached to, or endorsed on, the Existing Securities. If the Existing Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS form w-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup Withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. WAIVER OF CONDITIONS. IMPAC reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     11. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Securities for exchanges.

          Neither IMPAC, any affiliates or assigns of IMPAC, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Securities nor shall any of them incur any liability for failure to give any such notice.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Existing Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

     13. SECURITY TRANSFER TAXES. Holders who tender their Existing Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Existing Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Existing Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     14. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP procedures by any DTC participant on behalf of itself and the beneficial owners of any Existing Securities tendered by book-entry transfer.

  IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
              REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE
                   AGENT ON OR PRIOR TO THE EXPIRATION DATE.
               TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (See Instruction 1)

               PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY


                                   PART 1 - PLEASE PROVIDE YOUR TIN ON THE LINE AT        TIN:______________________
                                   RIGHT AND CERTIFY BY SIGNING AND DATING BELOW            Social Security Number
                                                                                          or Employer Identification
                                                                                                    Number
                                 --------------------------------------------------------------------------------------
                                   PART 2 - TIN APPLIED FOR
                                 --------------------------------------------------------------------------------------
SUBSTITUTE                         CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

Form W-9                           (1)  the number shown on this form is my correct taxpayer identification number (or
Department of The Treasury              I am waiting for a number to be issued to me).
Internal Revenue Service
                                   (2)  I am not subject to backup withholding either because (i) I am exempt from
Payor's Request for Taxpayer            backup withholding, (ii) I have not been notified by the Internal Revenue Service
Identification Number ("TIN")           ("IRS") that I am subject to backup withholding as a result of a failure to report
and Certification                       all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

                                   (3)  any other information provided on this form is true and correct.

                                   Signature        Date________, 1998

--------------------------------------------------------------------------------
You must cross out item (iii) in part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Existing Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature                                               Date            , 1998
--------------------------------------------------------------------------------